                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-10206) and the Registration Statement on Form F-3 (Registration No. 333-104902) of Consolidated Water Co. Ltd. of our report dated March 12, 2004 relating to the financial statements which appear in this Form 10-K.

/s/ KPMG Chartered Accountants

British Virgin Islands
April 14, 2004